Exhibit 24
TRONOX INCORPORATED
POWER OF ATTORNEY
WHEREAS, Tronox Incorporated, a Delaware Corporation (“Company”), intends to make filings with the Securities and Exchange Commission (“Commission”), from time to time, under the Securities Act of 1933 or Securities and Exchange Act of 1934, including, by way of example and not limited to, Form 10-K, together with all exhibits and other relevant or associated documents.
NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams, Marty J. Rowland, Mary Mikkelson and Roger G. Addison, and each of them severally, their true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the annual report or Form 10-K, together with all exhibits and other relevant or associated documents or revisions or amendments thereto, as said attorneys or each of them shall deem appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 14th, 2007.

/s/ Jerome Adams
Jerome Adams

TRONOX INCORPORATED
POWER OF ATTORNEY
WHEREAS, Tronox Incorporated, a Delaware Corporation (“Company”), intends to make filings with the Securities and Exchange Commission (“Commission”), from time to time, under the Securities Act of 1933 or Securities and Exchange Act of 1934, including, by way of example and not limited to, Form 10-K, together with all exhibits and other relevant or associated documents.
NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams, Marty J. Rowland, Mary Mikkelson and Roger G. Addison, and each of them severally, their true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the annual report or Form 10-K, together with all exhibits and other relevant or associated documents or revisions or amendments thereto, as said attorneys or each of them shall deem appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 14th, 2007.

/s/ Robert D. Agdern
Robert D. Agdern

TRONOX INCORPORATED
POWER OF ATTORNEY
WHEREAS, Tronox Incorporated, a Delaware Corporation (“Company”), intends to make filings with the Securities and Exchange Commission (“Commission”), from time to time, under the Securities Act of 1933 or Securities and Exchange Act of 1934, including, by way of example and not limited to, Form 10-K, together with all exhibits and other relevant or associated documents.
NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams, Marty J. Rowland, Mary Mikkelson and Roger G. Addison, and each of them severally, their true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the annual report or Form 10-K, together with all exhibits and other relevant or associated documents or revisions or amendments thereto, as said attorneys or each of them shall deem appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 14th, 2007.

/s/ David G. Birney
David G. Birney

TRONOX INCORPORATED
POWER OF ATTORNEY
WHEREAS, Tronox Incorporated, a Delaware Corporation (“Company”), intends to make filings with the Securities and Exchange Commission (“Commission”), from time to time, under the Securities Act of 1933 or Securities and Exchange Act of 1934, including, by way of example and not limited to, Form 10-K, together with all exhibits and other relevant or associated documents.
NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams, Marty J. Rowland, Mary Mikkelson and Roger G. Addison, and each of them severally, their true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the annual report or Form 10-K, together with all exhibits and other relevant or associated documents or revisions or amendments thereto, as said attorneys or each of them shall deem appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 14th, 2007.

/s/ Peter D. Kinnear
Peter D. Kinnear

TRONOX INCORPORATED
POWER OF ATTORNEY
WHEREAS, Tronox Incorporated, a Delaware Corporation (“Company”), intends to make filings with the Securities and Exchange Commission (“Commission”), from time to time, under the Securities Act of 1933 or Securities and Exchange Act of 1934, including, by way of example and not limited to, Form 10-K, together with all exhibits and other relevant or associated documents.
NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Thomas W. Adams, Marty J. Rowland, Mary Mikkelson and Roger G. Addison, and each of them severally, their true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the annual report or Form 10-K, together with all exhibits and other relevant or associated documents or revisions or amendments thereto, as said attorneys or each of them shall deem appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 14th, 2007.

/s/ Bradley C. Richardson
Bradley C. Richardson